                               TRIMAS CORPORATION

                          NOTICE OF GUARANTEED DELIVERY
                                 PURSUANT TO THE
                                 EXCHANGE OFFER

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Offer To Exchange its 9 7/8% Senior Subordinated Notes due 2012, which have been registered under the Securities Act of 1933, as amended, for any and all of its issued and outstanding 9 7/8% Senior Subordinated Notes due 2012 (Cusip No. 896215 AB 6 and Cusip No. U89616 AA 1)
--------------------------------------------------------------------------------

                             THE EXCHANGE AGENT IS:

                              THE BANK OF NEW YORK

               By Mail:                             By Hand:                By Overnight Delivery:
  Corporate Trust Operations            Corporate Trust Operations       Corporate Trust Operations
       Reorganization Unit                  Reorganization Unit              Reorganization Unit
  101 Barclay Street - 7 East           101 Barclay Street - 7 East      101 Barclay Street - 7 East
        New York, NY 10286                  New York, NY 10286               New York, NY 10286
Attention: Mr. Bernard Arsenec        Attention: Mr. Bernard Arsenec   Attention: Mr. Bernard Arsenec

                                     By Facsimile Transmission:
                                     (for Eligible Institutions Only)
                                              (212) 298-1915

                                 Confirm Facsimile by telephone ONLY:
                                            (212) 815-5098

                                ---------------

     DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS, OR TRANSMISSION VIA FACSIMILE TO A NUMBER, OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE VALID DELIVERY.

     As set forth in the Prospectus dated             , 2003 (as it may be
supplemented and amended from time to time, the "Prospectus") of TriMas Corporation, a Delaware corporation (the "Company"), under the caption "The Exchange Offers--Guaranteed Delivery Procedures," and in the Instructions of the Letter of Transmittal (the "Letter of Transmittal" and together with the Prospectus, the "Offer"), this form, or one substantially equivalent hereto, or an agent's message relating to the guaranteed delivery procedures, must be used to accept the Company's offer to exchange, upon the terms and subject to the conditions set forth in the Offer, if, prior to the Expiration Date, (a) certificates representing such 9 7/8% Senior Subordinated Notes due 2012 are not immediately available, (b) time will not permit such holder's Letter of Transmittal, certificates representing such Notes and all other required documents to reach the Exchange Agent on or prior to the Expiration Date, or (c) the procedures for book-entry transfer (including delivery of an agent's message) cannot be completed. This form must be delivered by an Eligible Institution (as defined herein) by mail or hand delivery or transmitted via facsimile to the Exchange Agent as set forth above. All capitalized terms used herein but not defined herein shall have the meanings ascribed to them in the Offer.

     This form is not to be used to guarantee signatures. If a signature on the Letter of Transmittal is required to be guaranteed by an Eligible Institution Guarantor under the instructions thereto, such signature guarantee must appear in the applicable space provide in the Letter of Transmittal.

     The undersigned hereby tender(s) to the Company, upon the terms and subject to the conditions set forth in the Prospectus and the Letter of Transmittal (receipt of which is hereby acknowledged), the principal amount of the Notes specified below pursuant to the guaranteed delivery procedures set forth in the Prospectus under "The Exchange Offer--Guaranteed Delivery Procedures." The undersigned hereby authorizes the Exchange Agent to deliver this Notice of Guaranteed Delivery to the Company with respect to the Notes tendered pursuant to the Offer.

     The undersigned understands that the Company will accept for exchange Notes validly tendered on or prior to the Expiration Date. This Notice of Guaranteed Delivery may only be utilized prior to the Expiration Date. The undersigned also understands that tenders of Notes may be withdrawn at any time prior to the Expiration Date but Exchange Notes shall not be exchanged for Original Notes so withdrawn. For a valid withdrawal of a tender of Notes to be effective, it must be made in accordance with the procedures set forth in "The Exchange Offer--Withdrawal Rights."

     The undersigned understands that exchange of Outstanding Notes will be made only after timely receipt by the Exchange Agent of (i) such Notes, or a Book-Entry Confirmation, and (ii) a Letter of Transmittal (or a manually signed facsimile thereof), including by means of an agent's message, the transfer of such Notes into the Exchange Agent's account at DTC with respect to such Notes properly completed and duly executed, with any signature guarantees and any other documents required by the Letter of Transmittal within three New York Stock Exchange, Inc. trading days after the execution hereof.

     All authority conferred or agreed to be conferred by this Notice of Guaranteed Delivery shall not be affected by, and shall survive, the death or incapacity of the undersigned, and every obligation of the undersigned under this Notice of Guaranteed Delivery shall be binding upon the heirs, executors, administrators, trustees in bankruptcy, personal and legal representatives, successors and assigns of the undersigned.

--------------------------------------------------------------------------------
  This Notice of Guaranteed Delivery must be signed by the holder(s) exactly as their name(s) appear(s) on certificate(s) for Notes or on a security position listing as the owner of Notes, or by person(s) authorized to become holder(s) by endorsements and documents transmitted with this Notice of Guaranteed Delivery. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must provide the following information.



                      Please print name(s) and address(es)


   Name(s): ____________________________________________________________________

   _____________________________________________________________________________

  Capacity: ____________________________________________________________________

   _____________________________________________________________________________

  Address(es) __________________________________________________________________

________________________________________________________________________________


--------------------------------------------------------------------------------
DO NOT SEND NOTES WITH THIS FORM. NOTES SHOULD BE SENT TO THE EXCHANGE AGENT TOGETHER WITH A PROPERLY COMPLETED AND DULY EXECUTED LETTER OF TRANSMITTAL.

                            PLEASE SIGN AND COMPLETE

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                          9 7/8% SENIOR SUBORDINATED NOTES DUE 2012
                      (CUSIP NO. 896215 AB 6 and CUSIP NO. U89616 AA 1)
--------------------------------------------------------------------------------------------------------------------
                                                                                            Certificate Numbers
                                         Cusip No.                                            (if available)*
--------------------------------------------------------------------------------------------------------------------
 896215 AB 6
--------------------------------------------------------------------------------------------------------------------
 U89616 AA 1
--------------------------------------------------------------------------------------------------------------------
*    If the space provided is inadequate, list the certificate numbers, principal amounts and tender price (if any)
     in respect of Notes being tendered on a separately executed schedule and affix the schedule hereto.

**   Unless otherwise indicated, it will be assumed that the entire aggregate principal amount at maturity represented by the Notes specified above is being tendered.
--------------------------------------------------------------------------------------------------------------------

Signature(s) of Registered holder(s) or
Authorized Signatory:
--------------------------------------------------------------------------------------------------------------------

Name(s) of Registered holder(s):
--------------------------------------------------------------------------------------------------------------------

Address:
--------------------------------------------------------------------------------------------------------------------

Zip Code:
--------------------------------------------------------------------------------------------------------------------

Area Code and Telephone No.:
--------------------------------------------------------------------------------------------------------------------

Tax Identification or Social Security No.:
--------------------------------------------------------------------------------------------------------------------

Date:
--------------------------------------------------------------------------------------------------------------------
[ ] Check this box if Notes will be delivered by book-entry transfer.
Exchange Agent
Account No.________________________________________________________________________________________________________

--------------------------------------------------------------------------------------------------------------------


                                    GUARANTEE
                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

The undersigned, a member of the Securities Transfer Agents Medallion Program (an "Eligible Institution") hereby represents that the tender of Notes hereby complies with Rule 14e-4 promulgated under the Securities Exchange Act of 1934, as amended, and guarantees that the Notes tendered hereby are in proper form for transfer (pursuant to the procedures set forth in the Prospectus under the caption "The Exchange Offer--Guaranteed Delivery Procedures"), and that the Exchange Agent will receive (a) such Notes, or a Book-Entry Confirmation of the transfer of such Notes into the Exchange Agent's account at DTC and (b) a properly completed and duly executed Letter of Transmittal (or facsimile thereof) with any required signature guarantees and any other documents required by the Letter of Transmittal, or a properly transmitted agent's message, within three New York Stock Exchange, Inc. trading days after the date of execution hereof.

The Eligible Institution that completes this form must communicate the guarantee to the Exchange Agent and must deliver the Letter of Transmittal and Notes to the Exchange Agent within the time period shown herein. Failure to do so could result in a financial loss to such Eligible Institution.


Name of Firm: _______________________________________________________________

Authorized Signature:________________________________________________________

Title: ______________________________________________________________________

Address______________________________________________________________________
                                                                   (Zip Code)

Area Code and Telephone Number: _____________________________________________

Dated:____________________ , 2003



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